UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 7, 2011
Avanir Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15803	33-0314804

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

101 Enterprise, Suite 300, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On February 8, 2011, Avanir Pharmaceuticals, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (i) election of two Class I directors to serve until the 2014 annual meeting; (ii) ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2011; (iii) a non-binding advisory vote with respect to executive compensation; and (iv) a non-binding advisory vote with respect to the frequency of future “say-on-pay” votes regarding executive compensation.
     The number of shares of common stock entitled to vote at the Annual Meeting was 121,469,048. The number of shares of common stock present or represented by valid proxy at the annual meeting was 98,582,193. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:
     (i) Election of two Class I Directors

Director Nominee	Votes For	Votes Withheld
Stephen G. Austin, CPA	40,124,991	2,645,138
Dennis G. Podlesak	40,228,544	2,541,585
     There were 55,811,194 broker non-votes regarding the election of directors.
     (ii) Ratification of Auditors
     Stockholders ratified the appointment of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011. The results of the voting were 97,165,890 votes for, 1,009,781 votes against, and 405,652 votes abstained. There were no broker non-votes regarding this proposal.
     (iii) Non-Binding Advisory Vote with respect to Executive Compensation
     Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as described in the Company’s definitive proxy statement for the 2011 Annual Meeting of Stockholders. The results of the voting were 40,155,135 votes for, 1,275,457 votes against and 1,339,537 votes abstained. There were 55,811,194 broker non-votes regarding this proposal.
     (iv) Non-Binding Advisory Vote with respect to Frequency of “Say-on-Pay” Vote
     A majority of stockholders present and entitled to vote on this proposal selected one year as the desired frequency of future stockholder say-on-pay votes. The votes on this proposal were as follows:

Frequency Period	Votes Cast
One year	33,232,098
Two years	565,287
Three years	3,696,051
     There were a total of 907,548 abstentions and no broker non-votes regarding this proposal.

Item 8.01. Other Events.
     On February 7, 2011, the Board of Directors of the Company approved an increase in the number of shares reserved for issuance under the Company’s 2003 Equity Incentive Plan (the “Plan”). The Plan contains an “evergreen” feature whereby the Board of Directors may, on an annual basis, increase the number of shares reserved for issuance under the Plan, up to 5% of the total shares outstanding as of December 31 of the prior year. For calendar 2011, the Board of Directors approved an increase of 3.5%, and reserved the right to elect to increase the number of shares under the Plan by an additional 1.5% of the total shares outstanding as of December 31, 2010. Based on a total of 121,571,517 shares issued and outstanding as of December 31, 2010, the Board of Directors approved an increase of 4,255,003 shares of common stock, which increase became effective as of February 7, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 11, 2011	Avanir Pharmaceuticals, Inc.
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance

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